UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
________________________________________________________________________________________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):

April 23, 2015
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Delphi Automotive PLC
(Exact name of registrant as specified in its charter)
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Jersey	001-35346	98-1029562
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Courteney Road Hoath Way Gillingham, Kent ME8 0RU United Kingdom
(Address of Principal Executive Offices)(Zip Code)
(Registrant’s Telephone Number, Including Area Code) 011-44-163-423-4422
(Former Name or Former Address, if Changed Since Last Report) N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Company’s Annual Meeting of Shareholders was held on April 23, 2015. The matters that were voted on at the meeting, and the final voting results as to each such matter, are set forth below.
1. The Company’s shareholders elected for one-year terms the eleven persons nominated for election as directors as set forth in the Company’s proxy statement dated March 9, 2015.

Nominee	For	Against	Abstain	Broker Non-Votes
Kevin P. Clark	249,393,286	469,383	2,812,595	6,005,953
Gary L. Cowger	248,384,942	1,478,206	2,812,116	6,005,953
Nicholas M. Donofrio	249,476,705	386,556	2,812,003	6,005,953
Mark P. Frissora	244,328,894	5,534,050	2,812,320	6,005,953
Rajiv L. Gupta	247,179,002	721,569	4,774,693	6,005,953
J. Randall MacDonald	249,416,078	447,074	2,812,112	6,005,953
Sean O. Mahoney	249,477,892	385,256	2,812,116	6,005,953
Timothy M. Manganello	249,368,888	495,709	2,810,667	6,005,953
Thomas W. Sidlik	249,478,603	386,334	2,810,327	6,005,953
Bernd Wiedemann	249,456,585	401,763	2,816,916	6,005,953
Lawrence A. Zimmerman	249,448,318	409,414	2,817,532	6,005,953

2. The Company's shareholders voted upon and approved the re-appointment of Ernst & Young LLP (“EY”) as the auditors of the Company, ratified the appointment of EY to serve as the Company's independent registered public accounting firm and authorized directors to determine the fees paid to EY.

For	Against	Abstain
253,810,680	1,947,044	2,923,493
There were no broker non-votes with respect to this proposal.

3. The Delphi Automotive PLC Long-Term Incentive Plan, as amended and restated, was approved as follows:

For	Against	Abstain	Broker Non-Votes
185,123,053	64,632,465	2,919,746	6,005,953

4. The Delphi Automotive PLC Leadership Incentive Plan was approved as follows:

For	Against	Abstain	Broker Non-Votes
246,643,099	3,110,528	2,921,637	6,005,953

5. Advisory vote to approve the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
246,116,735	3,384,613	3,173,916	6,005,953

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 24, 2015	DELPHI AUTOMOTIVE PLC

		By:	/s/ David M. Sherbin
David M. Sherbin
Senior Vice President, General Counsel, Secretary and Chief Compliance Officer

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